UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

Bruce A. Toth, Esq.

Winston & Strawn LLP

35 W. Wacker Drive

Chicago, IL 60601-9703

(312) 558-5723

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Superior Industries International, Inc., a Delaware corporation (“Superior” or the “Company”), is filing definitive additional materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with its solicitation of proxies from its stockholders in connection with its 2016 Annual Meeting of Stockholders and at any and all adjournments, postponements or reschedulings thereof (the “2016 Annual Meeting”). In connection with its 2016 Annual Meeting, Superior has filed a definitive proxy statement and a definitive form of WHITE proxy card with the SEC on March 25, 2016.

Press Release Issued March 28, 2016

Attached hereto is a press release issued by Superior on March 28, 2016 announcing that it has filed and commenced mailing of its definitive proxy materials with the Securities and Exchange Commission in connection with its 2016 Annual Meeting of Stockholders, which will be held at The Westin Hotel (Detroit Metropolitan Airport), 2501 Worldgateway Place, Detroit, Michigan, 48242 on Tuesday, April 26, 2016, at 10:00 a.m., Eastern Time. The record date for determining those stockholders eligible to receive notice of, and to vote at, the 2016 Annual Meeting was March 11, 2016.

Additional Information and Where To Find It

Superior, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Superior stockholders in connection with the matters to be considered at Superior’s 2016 Annual Meeting. On March 25, 2016, Superior filed a definitive proxy statement (as it may be amended from time to time, the “Proxy Statement”) and definitive form of WHITE proxy card with the SEC in connection with such solicitation of proxies from Superior’s stockholders. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY SUPERIOR WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including the appendices thereto. Stockholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Superior with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the “Investors” section of our corporate website at www.supind.com, by writing to Superior’s Corporate Secretary at 26600 Telegraph Rd., Suite 400, Southfield, Michigan 48033, by calling Superior at (248) 352-3700, or by contacting Superior’s proxy solicitor, Okapi Partners LLC, toll free at (877) 629-6356.

Investor Relations Line:	Kerry A. Shiba	Okapi Partners	Sard Verbinnen & Co.
(248) 234-7104	Executive Vice President	Bruce Goldfarb / Charles Garske /	Mark Harnett / Mike DeGraff
www.supind.com	& Chief Financial Officer	Lydia Mulyk	(212) 687-8080 / (312) 895-4700
	(248) 234-7042	(212) 297-0720

SUPERIOR INDUSTRIES FILES DEFINITIVE PROXY MATERIALS IN CONNECTION WITH

2016 ANNUAL MEETING OF STOCKHOLDERS

SOUTHFIELD, MICHIGAN – March 28, 2016 – Superior Industries International, Inc. (NYSE: SUP), the largest manufacturer of aluminum wheels for passenger cars and light-duty vehicles in North America, announced that it has filed its definitive proxy materials with the Securities and Exchange Commission and commenced mailing to stockholders of record, in connection with its 2016 Annual Meeting of Stockholders, which will be held at The Westin Hotel (Detroit Metropolitan Airport), 2501 Worldgateway Place, Detroit, Michigan, 48242 on Tuesday, April 26, 2016, at 10:00 a.m., Eastern Time. The record date for determining those stockholders eligible to receive notice of, and to vote at, the 2016 Annual Meeting was March 11, 2016.

About Superior Industries

Headquartered in Southfield, Michigan, Superior is the largest manufacturer of aluminum wheels for passenger cars and light-duty vehicles in North America. From its plants in the U.S. and Mexico, the company supplies aluminum wheels to the original equipment market. Major customers include BMW, FCA, Ford, General Motors, Mazda, Nissan, Subaru, Tesla, Toyota and Volkswagen. For more information, visit www.supind.com.

Forward-Looking Statements

We caution readers that this press release contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and can generally be identified by the use of future dates or words such as “may,” “should,” “could,” “will,” “expects,” “seeks to,” “anticipates,” “plans,” “believes,” “estimates,” “intends,” “predicts,” “projects,” “potential” or “continue” or the negative of such terms and other comparable terminology. These statements also include, but are not limited to, statements regarding the anticipated proxy contest by GAMCO Asset Management, Inc. and the other participants in its solicitation, our initiatives to strengthen the Company’s manufacturing platform, our plan to increase our operating efficiencies, our objectives to increase our diversification and value-added sales and our strategic plan, and are based on current expectations, estimates, and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, risks, and uncertainties discussed in the company’s Securities and Exchange Commission filings and reports, including the Company’s Annual Report on Form 10-K for the fiscal year 2015 and our reports from time to time filed with the Securities and Exchange Commission. You are cautioned not to unduly rely on such forward looking statements when evaluating the information presented in this press release. Such forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.

Important Additional Information And Where To Find It

Superior, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Superior stockholders in connection with the matters to be considered at Superior’s 2016 Annual Meeting. On March 25, 2016, Superior filed a definitive proxy statement (as it may be amended from time to time, the “Proxy Statement”) and definitive form of WHITE proxy card with the SEC in connection with such solicitation of proxies from Superior’s stockholders.

INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY SUPERIOR WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including the appendices thereto. Stockholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Superior with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge under the “Investors” page of our corporate website at www.supind.com, by writing to Superior’s Corporate Secretary at 26600 Telegraph Road, Suite 400, Southfield, Michigan 48033, by calling Superior at (248) 234-7104, or by contacting Superior’s proxy solicitor, Okapi Partners LLC, toll free at (877) 629-6356.